                                                                      EXHIBIT 21

UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY

                                                                                STATE OR                        PERCENTAGE
                                                                              JURISDICTION                       OF VOTING
                                                                              UNDER LAWS OF                     SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                                          WHICH ORGANIZED                       OWNED
-----------------------------------                                          ---------------                    ----------
Union Planters Corporation (Registrant)                                         Tennessee
Union Planters Holding Corporation (a)                                          Tennessee                      100.00%
 Union Planters Bank, National Association (b)                                  United States                  100.00%
  Leader Enterprises, Inc. (c)                                                  Tennessee                      100.00%
   Leader Services, Inc. (x)                                                    Tennessee                      100.00%
  Leader Federal Mortgage, Inc. (c & g)                                         Tennessee                      100.00%
   ASMI, LLC (d)                                                                Indiana                         50.00%
  Leader Leasing, Inc.(c)                                                       Delaware                       100.00%
  Leader Funding Corporation III (c)                                            Delaware                       100.00%
  PFIC Corporation (c)                                                          Tennessee                      100.00%
    PFIC Securities Corporation (e)                                             Tennessee                      100.00%
    PFIC Alabama Agency, Inc. (e)                                               Alabama                        100.00%
    PFIC Georgia Agency, Inc. (e)                                               Georgia                        100.00%
    PFIC Agency New Mexico, Inc. (e)                                            New Mexico                     100.00%
    PFIC Corporation of Kentucky (e)                                            Kentucky                       100.00%
    PFIC Agency, Inc. (e)                                                       Illinois                       100.00%
    PFIC Arkansas Agency, Inc. (e)                                              Arkansas                       100.00%
    PFIC Mississippi Agency, Inc. (e)                                           Mississippi                    100.00%
    PFIC Michigan Agency, Inc. (e)                                              Michigan                       100.00%
    PFIC Wisconsin Agency, Inc. (e)                                             Wisconsin                      100.00%
    PFIC Louisiana Agency, Inc. (e)                                             Louisiana                      100.00%
    PFIC Missouri Agency, Inc. (e)                                              Missouri                       100.00%
    PFIC Virginia Agency, Inc. (e)                                              Virginia                       100.00%
    PFIC Oregon Agency, Inc. (e)                                                Oregon                         100.00%
    PFIC Ohio Agency, Inc. (e)                                                  Ohio                           100.00%
    PFIC Nevada Agency, Inc. (e)                                                Nevada                         100.00%
    PFIC New York Agency, Inc. (e)                                              New York                       100.00%
    PFIC Tennessee Agency, Inc. (e)                                             Tennessee                      100.00%
    PFIC Arizona Agency, Inc. (e)                                               Arizona                        100.00%
    Union Planters Insurance Agency, Inc. (e)                                   Alabama                        100.00%
    Navigator Agency Incorporated (e)                                           Texas                          100.00% indirectly
    Union Planters Insurance Agency, Inc. (e)                                   Tennessee                      100.00%
    PFIC Indiana Agency, Inc. (e)                                               Indiana                        100.00%
    PFIC Florida Agency, Inc. (e)                                               Florida                        100.00%
    PFIC Pennsylvania Agency, Inc. (e)                                          Pennsylvania                   100.00%
    Union Planters Insurance Agency, Inc. (e & g)                               Arkansas                       100.00%
    Union Planters Insurance Agency, Inc. (e)                                   Tennessee                      100.00%
           MarTech, Inc. (s)                                                    Ohio                            22.00%
    Union Planters Insurance Agency of Florida, Inc. (e)                        Florida                        100.00%
    MGI Group, Inc. (e)                                                         Missouri                       100.00%
        Magna Invest, Inc. (n & g)                                              Missouri                       100.00%
        Magna Insurance Agency, Inc. (n &  g)                                   Missouri                       100.00%
    Inbank Group, Inc. (e)                                                      Missouri                       100.00%
        Inbank Insurance Agency (o)                                             Missouri                       100.00%
    Union Planters Insurance Agency, Inc. (e)                                   Mississippi                    100.00%
    Magna Insurance Company (e)                                                 Mississippi                    100.00%
    PFIC Iowa Agency, Inc. (e)                                                  Iowa                           100.00%

UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY

                                                                STATE OR                    PERCENTAGE
                                                              JURISDICTION                   OF VOTING
                                                              UNDER LAWS OF                 SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                          WHICH ORGANIZED                   OWNED
-----------------------------------                          ---------------                ----------
 Union Planters Insurance Agency, Inc. (e)                     Iowa                           100.00%
Union Planters Mortgage Finance Corporation (c)                Delaware                       100.00%
Union Planters Home Equity Corporation (c)                     Delaware                       100.00%
Colonial Loan Association (c)                                  Tennessee                      100.00%
Union Planters Mortgage, Inc.(c)                               Mississippi                    100.00%
Capital Equity Corporation (c)                                 Louisiana                      100.00%
Millcreek Development Partnership, LP (c)                      Tennessee                       49.50%
Colonial Apartments LTD (c)                                    Florida                         98.00%
Interdevco, Inc. (c)                                           Florida                        100.00%
Capital Factors Holding, Inc.(c)                               Florida                        100.00%
    Capital Factors, Inc. (j)                                  Florida                        100.00%
    CF Funding Corp (k)                                        Delaware                       100.00%
    Capital Tempfunds, Inc. (k)                                North Carolina                 100.00%
    CF One, Inc. (j)                                           Tennessee                      100.00%
    CF Investor Corp (j)                                       Tennessee                      100.00%
    CF Two, LLC (i)                                            Tennessee                      100.00%
TFB Properties, Inc. (c)                                       Florida                        100.00%
Magna Data Services, Inc. (c)                                  Missouri                       100.00%
Quatre Corp. (c)                                               Missouri                       100.00%
UPB Investments, Inc.(c)                                       Tennessee                      100.00%
    MICB, Inc. (p)                                             Delaware                       100.00%
    UPIB, Inc. (p)                                             Delaware                       100.00%
Strategic Outsourcing, Inc. (c)                                Delaware                       100.00%
    Summit Services, Inc. (h)                                  New Jersey                     100.00%
    SOI of GA, Inc. (i)                                        Georgia                        100.00%
    Summit Resource Services, Inc. (i)                         Georgia                        100.00%
    Summit Services of Tennessee, Inc. (h)                     Delaware                       100.00%
        David R. Williams Builders, Inc. (m)                   Tennessee                      100.00%
    VJ Reservations Services, Inc. (h)                         North Carolina                 100.00%
    Summit Services of Georgia, Inc. (h)                       Georgia                        100.00%
    Amlease Corporation (h)                                    Delaware                       100.00%
        North Hills Financial Services, Inc. (q)               North Carolina                 100.00%
        Patio Shack, Inc. (q)                                  Florida                        100.00%
        ATS of PA, Inc. (q)                                    Pennsylvania                   100.00%
        Amlease of PA, Inc. (q)                                Pennsylvania                   100.00%
    Strategic Outsourcing Inc. of FL (h)                       Florida                        100.00%
    Environmental Outsourcing, Inc. (h)                        Delaware                       100.00%
        EOI, Inc. (r)                                          Georgia                        100.00%
        EOI Inc. of FL (r)                                     Florida                        100.00%
    Outsource Management, Inc. (h)                             Illinois                       100.00%
    SOI of North Carolina, Inc. (h)                            North Carolina                 100.00%
    SOI-15 of NC, Inc. (h)                                     North Carolina                 100.00%
    SOI-16 of TN, Inc. (h)                                     Tennessee                      100.00%
    SOI-17 of TN, Inc. (h)                                     Tennessee                      100.00%

UNION PLANTERS CORPORATION, REGISTRANT
A REGISTERED BANK HOLDING COMPANY AND A SAVINGS AND LOAN HOLDING COMPANY

                                                                STATE OR                    PERCENTAGE
                                                              JURISDICTION                   OF VOTING
                                                              UNDER LAWS OF                 SECURITIES
NAME OF REGISTRANT AND SUBSIDIARIES                          WHICH ORGANIZED                   OWNED
-----------------------------------                          ---------------                ----------
    SOI-18 of NC, Inc. (h)                                    North Carolina                  100.00%
    SOI-19 of FL, Inc. (h)                                    Florida                         100.00%
    SOI of AR, Inc. (h)                                       Arkansas                        100.00%
    SOI-21 of Oklahoma (h)                                    Oklahoma                        100.00%
    SOI-22 of North Carolina (h)                              North Carolina                  100.00%
    SOI-23 of Florida (h)                                     Florida                         100.00%
    SOI-24 of Arkansas (h)                                    Arkansas                        100.00%
    SOI-25 of North Carolina (h)                              North Carolina                  100.00%
UPTENCO, Inc. (c)                                             Tennessee                       100.00%
    UPARTCO LP (u)                                            Tennessee                        98.98%
        UPTEN LLC (v)                                         Tennessee                        98.99%
            UP Mortgages GP (w)                               Florida                          99.00%
UP Investments LP (c)                                         Tennessee                        99.00%
Peoples First Acquisition Corp. (b)                           Kentucky                        100.00%
Jefferson Heritage Bank (b)                                   Delaware                        100.00%
    Jefferson Heritage Mortgage Company (t)                   Delaware                        100.00%
    Jefferson Heritage Financial, Inc. (t)                    Delaware                        100.00%
    Jefferson Financial Corporation (t)                       Delaware                        100.00%
    First Service Corporation (t)                             Delaware                        100.00%
Franklin Financial Group, Inc. (a)                            Tennessee                       100.00%
    Union Planters Bank of the Lakeway Area (f)               Tennessee                       100.00%
Union Planters Bank of Northwest TN FSB (a)                   United States                   100.00%
Tennessee Equity Mortgage Corporation (a & g)                 Tennessee                       100.00%
Guardian Realty Company (a &g)                                Alabama                         100.00%
Union Planters Capital Trust A (a)                            Delaware                        100.00%
FundsXpress (a)                                               Delaware                         14.80%
Union Planters Investment Advisors, Inc. (a)                  Tennessee                       100.00%

-----------------

(a)      Subsidiary of Union Planters Corporation
(b)      Subsidiary of Union Planters Holding Corporation
(c)      Subsidiary of Union Planters Bank, National Association
(d)      Subsidiary of Leader Federal Mortgage, Inc.
(e)      Subsidiary of PFIC Corporation
(f)      Subsidiary of Franklin Financial Group
(g)      Inactive subsidiary
(h)      Subsidiary of Strategic Outsourcing, Inc.
(i)      Subsidiary of Summit Services, Inc.
(j)      Subsidiary of Capital Factors Holding, Inc
(k)      Subsidiary of Capital Factors, Inc.
(l)      Subsidiary of CF Investor Corp.
(m)      Subsidiary of Summit Services of Tennessee, Inc.
(n)      Subsidiary of MGI Group, Inc.
(o)      Subsidiary of Inbank Group, Inc.
(p)      Subsidiary of UPB Investments, Inc.
(q)      Subsidiary of Amlease Corporation
(r)      Subsidiary of Environmental Outsourcing, Inc.
(s)      Subsidiary of Union Planters Insurance Agency, Inc.
(t)      Subsidiary of Jefferson Heritage Bank
(u)      Subsidiary of UPTENCO, Inc.
(v)      Subsidiary of UPARTCO, LLC
(w)      Subsidiary of UPTEN, LLC
(x)      Subsidiary of Leader Enterprises, Inc.

                                                       December 31, 2001 Revised